UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT
December 31, 2013

Blue Chip Investor Fund
Annual Report
December 31, 2013

2013 was a very positive year for stock-market indices. The S&P 500 gained 32.4% . This followed 2012's advance of 16.0% . It was easy to argue that stocks were underpriced two years ago; that's no longer the case today. Like 2012, market volatility was low again in 2013. This is substantially different than 2011, when the Dow Jones Industrial Average moved by more than 100 points, on average, two days a week.

Our Fund rose 28.8% in 2013. Because we feel we are conservative, we don't expect to keep pace with market averages in big "up" years. We're content with our 2013 gain. Also, we weren't fully invested, ending the year with 14.4% in cash. Our trailing five-year annualized return is 15.4% compared to 17.9% for the S&P 500, and our trailing ten-year annualized return is 5.7% compared to 7.4% for the S&P 500.

We sold 10 holdings in 2013, an active year for us. Gains were recognized on all of these sales. After selling, all the stocks continued to move higher. Some may say that we sold too soon, but our objective is to capture the low-risk money in a stock move. We kept 9 holdings for the entire year, making money on all of them. Four new positions were added in 2013: Bed Bath & Beyond, DirecTV, Laboratory Corporation, and Qualcomm. They all ended the year higher than our purchase price.

We often devote a portion of this letter to review of our investment strategy, and we feel it's important to do so again. Let's start by reiterating the philosophy behind that strategy: serving investors via prudent, conservative, principled money management. This mindset comes before performance. In fact, we believe it is this emphasis which ultimately produces attractive long-term performance. Using our philosophy, we identify:

BLUE-CHIP COMPANIES

We look for companies that not only dominate their markets but are durable. Size is often an advantage. While we impose no hard-and-fast "size" criterion on our holdings, most are considered large-cap stocks.

Stability is also important, and we look for businesses that have shown relatively stable growth over an extended period, generally 10 years. Standard & Poor's ranks companies based on this characteristic, and we usually invest in those ranked A+, A, A- or B+.

GROWTH COMPANIES

As one would expect, we closely scrutinize earnings growth. As part of this analysis, we review what companies do with their earnings-all of our holdings pay dividends or buy back their stock. We're leery of highly leveraged firms. Significant debt could enable faster growth, but such debt elevates risk. We look for historic annual earnings growth greater than 10% and the expectation that similar growth will continue.

A FAVORABLE PURCHASE PRICE

We try to never overpay, because it's exceedingly difficult to achieve good returns by purchasing stocks with a high price/earnings ratio (P/E). If a stock whose P/E is, say, 30 (high) drops to a P/E of 15 over five years, one still wouldn't profit, even if earnings grew 15% a year over that period. A useful rule of thumb is to pay no more than a P/E of 15. Nearly all stocks eventually trade at this level, so it's often best to wait for such opportunities.

2013 Annual Report 1

The current portfolio largely consists of industry-dominant, globally leading businesses. Berkshire remains our largest position. The stock performed in-line with the market last year, but has underperformed over the last five-year period. Berkshire's year-end stock price was 1.34 times estimated book value. We think the business is worth at least 1.5 times book value, and we believe future book value will grow 8%-10% per year. Berkshire could lead our portfolio higher.

Sincerely,

Steven Check
Portfolio Manager

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND by Sectors (Unaudited) (as a percentage of Total Assets)

2013 Annual Report 2

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/13 NAV $147.46

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2013

	1 Year(A)	5 Year(A)	10 Year(A)
Blue Chip Investor Fund	28.78%	15.40%	5.74%
S&P 500(B)	32.39%	17.94%	7.41%

(A) The 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-59-FUNDS.

2013 Annual Report 3

Proxy Voting Guidelines (Unaudited)

     Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-877-59-FUNDS). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2013 and held through December 31, 2013.

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2013 to
	July 1, 2013	December 31, 2013	December 31, 2013

Actual	$1,000.00	$1,083.01	$6.56

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2013 Annual Report 4

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2013
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Communication Services
14,000	DIRECTV *	$966,840	4.25%
Communications Equipment
16,000	QUALCOMM Incorporated	1,188,000	5.22%
Consumer Discretionary
12,000	Bed Bath & Beyond Inc. *	963,600	4.24%
Diversified Bank
30,000	Wells Fargo & Co.	1,362,000	5.99%
Health Care Services
7,000	Laboratory Corporation of America® Holdings *	639,590
15,000	Medtronic, Inc.	860,850
		1,500,440	6.60%
Hyper-Markets & Super Centers
14,800	Wal-Mart Stores Inc.	1,164,612	5.12%
Insurance - Life/Health
25,000	AFLAC Inc.	1,670,000	7.34%
Insurance - Property/Casualty
40	Berkshire Hathaway Inc. Class A * (a)	7,116,000	31.29%
IT Consulting & Other Services
5,000	International Business Machines Corporation	937,850	4.12%
Pharmaceuticals
16,000	Abbott Laboratories	613,280	2.70%
Services - Data Processing
20,000	Fiserv Inc. *	1,181,000	5.19%
Systems Software
20,000	Oracle Corporation	765,200	3.37%
Total for Common Stocks (Cost $11,182,885)		19,428,822	85.43%
Money Market Funds
3,280,166	Fidelity Governmental Fund 57 0.01% **	3,280,166	14.42%
	(Cost - $3,280,166)
	Total Investments	22,708,988	99.85%
	(Cost - $14,463,051)
	Other Assets in Excess of Liabilities	33,159	0.15%
	Net Assets	$22,742,147	100.00%

* Non-Income Producing Securities.
** Variable rate security; the yield rate shown represents the rate at December 31, 2013.
(a) The company's 2012 annual report is available at www.berkshirehathaway.com/reports.html.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 5

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2013
Assets:
Investment Securities at Fair Value	$22,708,988
(Cost - $14,463,051)
Cash	70,368
Dividends and Interest Receivable	11,185
Prepaid Expenses	1,475
Total Assets	22,792,016
Liabilities:
Advisory Fee Payable	20,297
Administration Fee Payable	2,000
Other Accrued Expenses	19,547
Payable for Shareholder Redemptions	8,025
Total Liabilities	49,869
Net Assets	$22,742,147
Net Assets Consist of:
Paid In Capital	$15,606,881
Accumulated Realized Loss on Investments - Net	(1,110,671)
Unrealized Appreciation in Value
of Investments Based on Cost - Net	8,245,937
Net Assets, for 154,228 Shares Outstanding	$22,742,147
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($22,742,147/154,228 shares)	$147.46

Statement of Operations
For the fiscal year ended December 31, 2013
Investment Income:
Dividends and Interest	$196,249
Total Investment Income	196,249
Expenses:
Investment Advisor Fees	200,372
Interest Expense	4,279
Transfer Agent & Accounting Fees	30,600
Administration Fees	24,000
Audit Fees	16,972
Legal Fees	18,000
Registration Fees	5,233
Custody Fees	8,307
Trustee Fees	4,000
Other Fees	2,428
Insurance Expense	945
Printing and Postage Expense	699
Total Expenses	315,835
Less: Advisory Fee Waiver	(61,091)
Net Expenses	254,744
Net Investment Loss	(58,495)
Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,579,417
Net Change in Unrealized Appreciation on Investments	3,332,137
Net Realized and Unrealized Gain on Investments	4,911,554
Net Increase in Net Assets from Operations	$4,853,059

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 6

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2013	1/1/2012
	to	to
	12/31/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$(58,495)	$64,375
Net Realized Gain on Investments	1,579,417	532,630
Net Change in Unrealized Appreciation on Investments	3,332,137	1,877,099
Increase in Net Assets from Operations	4,853,059	2,474,104
From Distributions to Shareholders:
Net Investment Income	(366)	(64,905)
Net Realized Gain from Security Transactions	0	0
Change in Net Assets from Distributions	(366)	(64,905)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,928,836	1,793,669
Shares Issued on Reinvestment of Dividends	365	64,905
Cost of Shares Redeemed	(1,631,036)	(2,593,313)
Net Increase (Decrease) from Shareholder Activity	1,298,165	(734,739)
Net Increase in Net Assets	6,150,858	1,674,460
Net Assets at Beginning of Period	16,591,289	14,916,829
Net Assets at End of Period (Including accumulated undistributed	$22,742,147	$16,591,289
net investment income of $0 and $366, respectively)
Share Transactions:
Issued	21,531	16,232
Reinvested	2	567
Redeemed	(12,198)	(24,202)
Net Increase (Decrease) in Shares	9,335	(7,403)
Shares Outstanding Beginning of Period	144,893	152,296
Shares Outstanding End of Period	154,228	144,893

Financial Highlights
Selected data for a share outstanding	1/1/2013		1/1/2012	1/1/2011	1/1/2010	1/1/2009
throughout the period:	to		to	to	to	to
	12/31/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value -
Beginning of Period	$114.51		$97.95	$99.15	$87.48	$72.77
Net Investment Income (Loss) ***	(0.39)		0.44	0.16	0.07	0.29
Net Gains or (Losses) on Securities
(realized and unrealized)	33.34		16.57	(1.19)	11.66	14.72
Total from Investment Operations	32.95		17.01	(1.03)	11.73	15.01

Distributions (From Net Investment Income)	0.00	+	(0.45)	(0.17)	(0.06)	(0.30)
Distributions (From Capital Gains)	0.00		0.00	0.00	0.00	0.00
Total Distributions	0.00		(0.45)	(0.17)	(0.06)	(0.30)
Net Asset Value -
End of Period	$147.46		$114.51	$97.95	$99.15	$87.48
Total Return ++	28.78%		17.36%	(1.04)%	13.41%	20.63%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$22,742		$16,591	$14,917	$17,239	$15,948
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.57%		1.90%	2.28%	1.96%	1.83%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.60%		-0.07%	-0.33%	-0.38%	-0.13%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.27%		1.43%	1.79%	1.50%	1.32%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.29%		0.41%	0.16%	0.08%	0.39%
Portfolio Turnover Rate	22.66%		7.28%	6.26%	0.00%	25.98%

*** Per share amounts calculated using the average shares method.
+ Per share amount less than $0.005.
++ Total return in the above calculation represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2013 Annual Report 7

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2013

1.) ORGANIZATION
Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Funds (the "Trust"), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken on the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of December 31, 2013, accumulated net investment income was increased by $58,495 and paid in capital was decreased by $58,495 due to the reclassification of net investment loss.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income and expense is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2013 Annual Report 8

Notes to Financial Statements - continued

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i)

2013 Annual Report 9

Notes to Financial Statements - continued

a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$19,428,822	$0	$0	$19,428,822
Money Market Funds	3,280,166	0	0	3,280,166
Total	$22,708,988	$0	$0	$22,708,988

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 2 or Level 3 assets during the fiscal year ended December 31, 2013. There were no transfers into or out of the levels during the fiscal year ended December 31, 2013. It is the Fund’s policy to consider transfers into or out of each level as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended December 31, 2013.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the "Management Agreement") with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2013, the Advisor earned management fees totaling $200,372, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.25% of its average daily net assets through May 1, 2014. The Advisor waived and/or reimbursed expenses of $61,091 for the fiscal year ended December 31, 2013. At December 31, 2013 the Fund owed the Advisor $20,297.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $500 million subject to a minimum monthly fee of $2,000. The Fund also pays all out of pocket expenses directly attributable to the Fund. Jeffrey R. Provence of the Administrator is also an officer and trustee of the Fund. For the fiscal year ended December 31, 2013, the Administrator earned $24,000. At December 31, 2013, the Fund owed the Administrator $2,000.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at December 31, 2013 was $15,606,881 representing 154,228 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $4,213,129 and $5,791,613, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2013 was $14,463,051. At December 31, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$8,258,122	($12,185)	$8,245,937

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company

2013 Annual Report 10

Notes to Financial Statements - continued

Act of 1940. As of December 31, 2013, Charles Schwab & Co. Inc., located in San Francisco, California, held for the benefit of others, in aggregate, 69.17% of the Fund, and thus may be deemed to control the Fund. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, held for the benefit of others, in aggregate, 28.40% of the Fund, and thus may be deemed to control the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during fiscal year 2013 and 2012 was as follows.

Distributions paid from:

	2013	2012
Ordinary Income	$ 366	$ 64,905
Long-term Capital Gain	0	0
	$ 366	$ 64,905

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss Carryforwards	$ (1,110,671)
Unrealized Appreciation/(Depreciation)	8,245,937
$ 7,135,266

11.) CAPITAL LOSS CARRYFORWARD
At December 31, 2013, the Fund had available for federal tax purposes an unused capital loss car-ryforward of $1,110,671, all of which expires in 2017. The Fund utilized $1,579,417 of capital loss carryforward during the fiscal year ended December 31, 2013. Capital loss carryforwards are available to offset future realized capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, of this pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

12.) LOAN AGREEMENT
A loan agreement is in place between the Fund and its custodian, U.S. Bank, N.A. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $4,000,000 or the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral. The maximum interest rate of such loans is set at a rate per annum equal to U.S. Bank’s prime–lending rate (which is 3.25%) . During the fiscal year ended December 31, 2013 the Fund had an average loan balance of $130,575 and paid an average interest rate of 3.25% . Additionally, the maximum borrowing during the year was $1,216,000. As of December 31, 2013 there was no outstanding loan balance. No compensating balances are required. The loan matures on February 15, 2014.

13.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issued ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Funds for the fiscal year ended December 31, 2013.

14.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2013 Annual Report 11

ADDITIONAL INFORMATION
December 31, 2013
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On December 4, 2013 the Board of Trustees (the “Board”) considered the renewal of the Management Agreement (the "Agreement"). In renewing the Management Agreement, the Board of Trustees received material from the Adviser (the "Report") addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group") as well as the category average for the Fund. The Report also included comparative performance information for other accounts managed by the Adviser and an appropriate benchmark index. The Trustees reviewed the performance of the Fund and the Adviser's separate accounts, noting the Fund outperformed over the one and ten year periods, but lagged over the five year period. As to the performance of the Fund the Trustees reviewed the Peer Group, which consisted of funds of similar size and characteristics to the Fund for the period ended September 30, 2013. The data showed that the Fund outperformed the index, the Peer Group, and the category average for the Fund for the one year period and underperforformed the index over the three, five and ten year periods. The data also showed that the Fund was in line with the Peer Group and below the Fund's category average over the three year period. The Trustees reviewed the information and concluded that the Fund's performance was acceptable.

As for the nature, extent and quality of the services provided by the Adviser, the Trustees discussed the Adviser's experience and capabilities. The representatives of the Adviser reviewed and discussed with the Board the Adviser's Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Adviser's financial condition and investment personnel. They also discussed the portfolio manager's background and investment management experience. Furthermore, they reviewed the Adviser's financial information and discussed the firm's ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, that they were satisfied with the quality of services provided by the Adviser, and that the Adviser has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were acceptable.

As to the costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, the Fund's category average and fees charged to other clients of the Adviser (1% or 10% of profits). The Board noted that the audited expense ratio was above the Peer Group and category average, but within the range of the Peer Group. The information showed that the management fee was above the Peer Group, but within the range of the Peer Group. The net management fees paid after waivers was below the average management fees of the Peer Group. The Board concluded that the advisory fee was reasonable, particularly in light of the Fund's size. The Board also reviewed a profit and loss analysis prepared by the Adviser that analyzed the expenses incurred by the Adviser in managing the Fund and the total revenue derived by the Adviser from the Fund. The Trustees noted that the Adviser did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Adviser was not overly profitable. As to the economies of scale, it was noted that the Adviser capped the Fund's expenses during the previous period, excluding certain expenses, and will cap the Fund's expenses for an additional one year period. Next, the independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Board, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders. Resolutions were then approved by unanimous vote of the disinterested Trustees and thereafter all the Trustees.

2013 Annual Report 12

Cohen Fund Audit Services, Ltd. Certified Public Accountants	1350 Euclid Ave., Ste 800 Cleveland, Ohio 44115 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Blue Chip Investor Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Fund (the "Fund"), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Investor Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 21, 2014

2013 Annual Report 13

TRUSTEES AND OFFICERS
(Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
			Principal	Number of	Directorships
Name,	Position	Length of	Occupation(s)	Portfolios	Held By
Address,	with the	Time Served	During	Overseen	Trustee During
and Age	Trust		Past 5 Years	By Trustee	the
Past 5 Years

Ross C. Provence*, (75)	President	Since 2001	General Partner and Portfolio	1	PFS Funds
1939 Friendship Drive,	and Trustee		Manager for Value Trend Capital
Suite C, El Cajon,			Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*, (44)	Secretary,	Since 2001	General Partner and Portfolio	1	PFS Funds,
1939 Friendship Drive,	Treasurer		Manager for Value Trend Capital		Sycuan Funds
Suite C, El Cajon,	and Trustee		Management, LP (1995 to current).
California 92020			CEO, Premier Fund Solutions, Inc.
(2001-Present).

Jock Meeks, (57)	Chief	Since 2004	Client Services Director for Check	N/A	N/A
575 Anton Blvd., Ste 500	Compliance		Capital Management (2004 to cur-
Costa Mesa, CA 92626	Officer		rent). Chief Compliance Officer for
Check Capital Management (2004 to
2013). Investment Specialists (1992
to 2004) for Charles Schwab.

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Other
			Principal		Directorships
Name,	Position	Length of	Occupation(s)	Number of	Held By
Address,	with the	Time Served	During	Portfolios	Trustee During
and Age	Trust		Past 5 Years	Overseen	the
				By Trustee	Past 5 Years

Allen C. Brown, (70)	Independent	Since 2001	Co-owner of Stebleton & Brown	1	PFS Funds,
222 West Madison Ave.,	Trustee		(1994 to current). Estate planning		Sycuan Funds
El Cajon, California 92020			and business attorney (1970 to
current).

George Cossolias,	Independent	Since 2001	Owner of George Cossolias &	1	PFS Funds,
CPA, (78)	Trustee		Company, CPAs (1972 to current).		Sycuan Funds,
9455 Ridgehaven Court,			President of Lubrication Specialists,		Temecula
Suite 101, San Diego,			Inc. (1996 to current).		Valley Bank
California 92123

     The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2013 Annual Report 14

Board of Trustees
George Cossolias, CPA
Allen C. Brown
Ross C. Provence
Jeffrey R. Provence

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Blue Chip
Investor Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

BLUE CHIP INVESTOR FUND
575 Anton Boulevard, Suite 500
Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/13	FYE 12/31/12
Audit Fees	$14,750	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$750	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/13	FYE 12/31/12
Registrant	$3,250	$3,350
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/6/14

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/6/14